SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2003

CROWN AMERICAN REALTY TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12216 25-1713733

(Commission File Number) (IRS Employer Identification No.)

Pasquerilla Plaza, Johnstown, Pennsylvania, 15901
(Address of Principal Executive Offices)

(814)-536-4441
(Registrant's Telephone Number Including Area Code)

CROWN AMERICAN REALTY TRUST

FORM 8-K

FOR THE PERIOD ENDED DECEMBER 31, 2002

Item 5. Other Events

Exhibits 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K, which are incorporated by reference herein, represent restatements of Item 6 - Selected Financial Data, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 7(a) - Quantitative and Qualitative Disclosures About Market Risk, and Item 8 - Financial Statements and Supplementary Data, respectively, from the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The restatements relate to the following three matters:

    Certain reclassifications necessary to present losses from early extinguishment of debt recorded in 2002, 2000, and 1998 as part of income from continuing operations in accordance with SFAS No. 145 "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections".

    Certain reclassifications necessary to present one of the Company's malls - Oak Ridge Mall in Oak Ridge, Tennessee - as discontinued operations in accordance with Statement of Financial Accounting Standards (SFAS) No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" as a result of its sale on March 31, 2003.

    The May 13, 2003 definitive merger agreement between the Company and Pennsylvania Real Estate Investment Trust, a Pennsylvania business Trust (NYSE: PEI) ("PREIT"), under which the Company agreed to merge into PREIT. The Boards of Trustees of PREIT and the Company have unanimously approved the merger. This merger agreement was publicly announced on May 14, 2003.

The items discussed above did not affect net income for any of the five years in the period ended December 31, 2002.

Except as otherwise expressly noted, the financial statement disclosures, management estimates and forward looking statements contained in this Current Report on Form 8-K have not been updated to reflect any developments subsequent to December 31, 2002.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

(c) Exhibits

23.1 Consent of Ernst & Young LLP (n)

99.1 Certification of CEO and CFO Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (n)

99.2 Selected Financial Data (n)

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations (n)

99.4 Quantitative and Qualitative Disclosures About Market Risk (n)

99.5 Financial Statements and Supplementary Data (n)

(n) Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2003	CROWN AMERICAN REALTY TRUST
/s/ Mark E. Pasquerilla
Mark E. Pasquerilla Chairman of the Board of Trustees, Chief Executive Officer and President
Date: June 19, 2003	CROWN AMERICAN REALTY TRUST
/s/ Terry L. Stevens
Terry L. Stevens Executive Vice President and Chief Financial Officer
Date: June 19, 2003	CROWN AMERICAN REALTY TRUST
/s/ John A. Washko
John A. Washko Vice President and Chief Accounting Officer

CERTIFICATION

I, Mark E. Pasquerilla, certify that:

  I have reviewed this Current Report on Form 8-K of Crown American Realty Trust, amending certain items of the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

2. Based on my knowledge, this Form 8-K does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Form 8-K;

3. Based on my knowledge, the financial statements, and other financial information included in this Form 8-K, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Form 8-K;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Form 8-K is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Form 8-K (the "Evaluation Date"); and

(c) presented in this Form 8-K our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this Form 8-K whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 19, 2003

/s/ Mark E. Pasquerilla
Name: Mark E. Pasquerilla
Title: Chief Executive Officer

CERTIFICATION

I, Terry L. Stevens, certify that:

1. I have reviewed this Current Report on Form 8-K of Crown American Realty Trust, amending certain items of the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

2. Based on my knowledge, this Form 8-K does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Form 8-K;

3. Based on my knowledge, the financial statements, and other financial information included in this Form 8-K, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Form 8-K;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Form 8-K is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Form 8-K (the "Evaluation Date"); and

(c) presented in this Form 8-K our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this Form 8-K whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: June 19, 2003

/s/ Terry L. Stevens
Name: Terry L. Stevens
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Ernst & Young LLP
99.1	Certification of CEO and CFO Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003
99.2	Selected Financial Data
99.3	Management's Discussion and Analysis of Financial
Condition and Results of Operations
99.4	Quantitative and Qualitative Disclosures About Market Risk
99.5	Financial Statements and Supplementary Data